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                                                                    Exhibit 23.2




                       Consent Of Independent Accountants

We consent to the incorporation by reference in Registration Statement No. 333-39997 of United Auto Group, Inc. ("UAG") on Form S-3 and Registration Nos. 333-14971 and 333-26219 of UAG on Form S-8 of our report dated February 1, 2000, appearing in this Annual Report of UAG for the year ended December 31, 1999.



/s/ Deloitte & Touche LLP

New York, New York
February 1, 2000